UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 28, 2005

FORE HOLDINGS LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50161	36-3974824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:

(847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 28, 2005, in a series of related transactions, Overlook Associates, an Illinois general partnership 51% of which was owned by FORE Holdings LLC, disposed of its interest in buildings and real property located at One, Two and Three Overlook Point, Lincolnshire, Illinois, and FORE Holdings LLC disposed of its 51% interest in Overlook Associates, which also owns a building and real property located at 300 Tower Parkway, Lincolnshire, Illinois. The aggregate purchase price paid to FORE Holdings LLC was $52,000,000. As a result of the transactions, Corporate Overlook Campus, LLC, an affiliate of The Northwestern Mutual Life Insurance Company, acquired One Overlook Point, The Northwestern Mutual Life Insurance Company acquired Two and Three Overlook Point, and Clinton Industries L.L.C., Lake D.G.R. Associates I, LLC, and L.L.L. Partnership, LLC, investment entities unaffiliated with FORE Holdings LLC, acquired FORE Holdings LLC’s interest in Overlook Associates. The buildings located at One, Two and Three Overlook Point are leased to Hewitt Associates LLC.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this report on Form 8-K on or before October 11, 2005.

(c) Exhibits.

99.1	Real Estate Purchase Agreement dated as of July 28, 2005 between Overlook Associates and Corporate Overlook Campus, LLC.

99.2	Real Estate Purchase Agreement dated as of July 28, 2005 between FORE Holdings LLC, Lake D.G.R. Associates I, LLC, Clinton Industries, L.L.C., L.L.L. Partnership, LLC, Tower Parkway Associates, L.L.C. and The Northwestern Mutual Life Insurance Company

99.3	Partnership Interest Purchase and Sale Agreement dated as of July 28, 2005 between FORE Holdings LLC, Clinton Industries L.L.C., Lake D.G.R. Associates I LLC and L.L.L. Partnership, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORE HOLDINGS LLC

By:	/s/ C. L. Connolly, III
	Name:	C. L. Connolly, III
	Title:	Secretary

Date: August 1, 2005

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Exhibit Index

Number	Description
99.1	Real Estate Purchase Agreement dated as of July 28, 2005 between Overlook Associates and Corporate Overlook Campus, LLC.

99.2	Real Estate Purchase Agreement dated as of July 28, 2005 between FORE Holdings LLC, Lake D.G.R. Associates I, LLC, Clinton Industries, L.L.C., L.L.L. Partnership, LLC, Tower Parkway Associates, L.L.C. and The Northwestern Mutual Life Insurance Company

99.3	Partnership Interest Purchase and Sale Agreement dated as of July 28, 2005 between FORE Holdings LLC, Clinton Industries L.L.C., Lake D.G.R. Associates I LLC and L.L.L. Partnership, LLC

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